UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]      Filed by Registrant
[   ]      Filed by a Party other than the Registrant
Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to §240.14a -12

AMERICAN LORAIN CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600
Tel: (+86) 539-731-7959

LETTER FROM THE CHIEF EXECUTIVE OFFICER

April 30, 2015
Dear Stockholder:

On behalf of the Board of Directors of American Lorain Corporation, I invite you to attend our 2015 Annual Meeting of Stockholders (“Annual Meeting”). We hope you can join us. The Annual Meeting will be held at our corporate offices located at Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600, on June 30, 2015 at 10:00 a.m. China Standard Time. The Notice of Annual Meeting of Stockholders, the Proxy Statement, proxy card and our 2014 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company. As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, and the ratification of the appointment of our independent registered public accounting firm, and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in American Lorain Corporation. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Si Chen
Si Chen
Chief Executive Officer

American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600
Tel: (+86) 539-7317959

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 30, 2015

Dear Stockholder,

Notice is hereby given that the 2015 Annual Meeting of Stockholders of American Lorain Corporation (“Annual Meeting”), a Nevada corporation (the “Company”), will be held at our corporate offices located at Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600, on June 30, 2015 at 10:00 a.m. China Standard Time, for the following purposes:

(1)

To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

(2)	To consider and vote upon a proposal to ratify the selection of WWC., P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

(3)	To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 19, 2015, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. For a period of 10 days prior to the Annual Meeting, a list of stockholders will be kept at our corporate offices and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

Date: April 30, 2015

Sincerely,

/s/ Si Chen
Si Chen
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS:

 Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on June 30, 2015.

Stockholders may view this proxy statement, our form of proxy and our 2014 Annual Report to Stockholders over the Internet by accessing our website at
http://www.americanlorain.com

American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600
Tel: (+86) 539-7317959

PROXY STATEMENT
2015 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors of American Lorain Corporation, a Nevada corporation, seeks your proxy for use at our 2015 Annual Meeting of Stockholders (or any adjournment, postponement or rescheduling thereof) to be held on June 30, 2015, at 10:00 a.m. China Standard Time. Our Annual Meeting will be held at our corporate offices located at Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600. The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is May 25, 2015. Unless the context requires otherwise, references to the “Company,” “we,” “us” or “our” in this proxy statement refer to American Lorain Corporation and its subsidiaries.

QUESTIONS AND ANSWERS

The following is qualified in its entirety by the more detailed information contained in this proxy statement. The following questions and answers are provided for your convenience and briefly address some commonly asked questions about the annual meeting. These questions and answers may not address all questions that may be important to you as a stockholder. Stockholders are urged to carefully read this proxy statement in its entirety.

WHAT AM I VOTING UPON?

At the Annual Meeting, stockholders will be asked to take action:

(1)	To elect five (5) directors, as described in this Proxy Statement;

(2)	To consider and vote upon a proposal to ratify the selection of WWC., P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

(3)	To transact such other business as may properly come before the Annual Meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock at the close of business on May 19, 2015, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on April 30, 2015, approximately 37,271,990 shares of common stock, par value $0.001 per share, were outstanding and entitled to vote. We expect the same number of shares to be outstanding as of the record date. Our common stock is our only class of outstanding voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on May 19, 2015, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted. By returning a properly signed and dated proxy card, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on May 19, 2015, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there are approximately 37,271,990 shares of common stock outstanding and entitled to vote. Thus, at least 18,635,995 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 2 - ratification of the appointment of WWC., P.C. as our independent registered public accounting firm is commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 2. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 - the election of a director to our Board of Directors. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of five directors, requires a plurality of the votes cast to elect a director. The five nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome. Withheld votes or broker non-votes, will not affect the outcome of the vote on Proposal No. 1.

Proposal No. 2 to ratify the appointment of WWC., P.C. as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee (that is, in “street name”), you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting may vote by mail. To vote, please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions. While we are not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a Proxy Card.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our Board of Directors recommends that you cast your vote:

(1)	“FOR” the election of the five (5) nominees for directors named herein;

(2)	“FOR” the ratification of the appointment of WWC., P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1)	You may send a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

(2)	You may submit another properly completed proxy card with a later date, so long as it is received by our Corporate Secretary prior to the Annual Meeting.

(3)

You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy. Any written notice of revocation, or later dated proxy, should be delivered to:

American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K within four business days following the Annual Meeting.

Delivery of Proxy Materials to Households

The Securities and Exchange Commission (“SEC”) has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Mr. Johnny Zhou, our Chief Financial Officer, orally by telephoning (+86) 539-731-7959, by email at johnny.zhou@usalr.cn, or in writing to American Lorain Corporation: Beihuan Zhong Road, Junan County, Shandong, China 276600. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors or a director or an officer may be granted equity awards under our 2014 Equity Incentive Plan.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

Our Board of Directors has the authority to fix the number of Board seats and effective as of the date of the Annual Meeting of Stockholders our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings.

At the Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Name	Age	Position	Director Since
Si Chen	52	Chairman, Chief Executive Officer, President and Director	2007
Yundong Lu	40	Director Chief Operating Officer and Director	2008
Maoquan Wei	68	Independent Director, Chair of Compensation Committee	2008
Dekai Yin	62	Committee Independent Director, Chair of Audit Committee	2009
Jianxiao Wu	37	Independent Director, Chair of Nominating and Corporate	2013
		Governance Committee

Biographies

MR. SI CHEN. Mr. Chen became our chief executive officer and director in May 2007 upon the completion of our recapitalization, and was also appointed our president in September 2009. Mr. Chen founded Shandong Lorain, our first subsidiary, in 1994, and served as the chairman of our subsidiaries since that time. Mr. Chen earned an associate degree from Linyi Normal University. Mr. Chen has been our Company’s founder and Chairman and Chief Executive Officer since inception. He is the individual most familiar with our business and industry, including the regulatory structure and other industry-specific matters, as well as being most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.

MR. YUNDONG LU. Mr. Lu was appointed as our Chief Operating Officer and was elected as a member of our Board of Directors effective August 1, 2008. Mr. Lu joined the Company in 1994 and has held various positions since then. From April 2003 to May 2005, Mr. Lu was the General Manager of Beijing Lorain and the Deputy General Manager of our subsidiaries. From May 2005 to February 2007, Mr. Lu was the General Manager of Lorain International Trading and the Deputy General Manager of our subsidiaries. From February to August 2008, Mr. Lu was the General Manager of our subsidiaries. Mr. Lu was recognized as an Outstanding Entrepreneur in Shandong Province in 2007. Mr. Lu earned an MBA from Shandong University and a Bachelor of Arts degree from Shandong University. Because of his tenure with the Company, he is familiar with our business and industry, including the regulatory structure and other industry-specific matters.

MR. MAOQUAN WEI. Mr. Wei, who has served as a member of our Board of Directors since 2008, is a retired government official who held various positions in the government of Junan County, Shandong Province, China from 1987 to 2003, during which time Mr. Wei was responsible for overseeing the agricultural development of Junan County in the Shandong Province of China. Most recently, from 1998 to 2003, Mr. Wei was the Chairman of the Political Conservative Conference of Junan County. Mr. Wei also served as the Deputy Secretary of County Committee and Deputy Chairman of Junan County. Mr. Wei has helped lead Junan County to win numerous honors, including Top 100 National Fruit Products County and National Chestnut Base County. Although retired, Mr. Wei’s expertise and experience with the agricultural economy and resources in the countryside is invaluable to our business.

MR. DEKAI YIN. Mr. Yin was appointed one of our directors in September 2009. He has been working as the President of Zibo branch of the Agricultural Bank of China since 2004. Before that position, Mr. Yin served as the Vice President and the President at Linyi branch of the Agricultural Bank of China from 1995-2004. Mr. Yin has a degree in economic management and is regarded as a senior economist due to his distinguished expertise in the banking and accounting industries and economic development. Our company greatly benefits from Mr. Yin’s invaluable expertise in banking and accounting systems and operations.

MR. WILLIAM JIANXIAO WU. Mr. William Jianxiao Wu was appointed as a director of the Board and as a member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee on March 11, 2013. Mr. Wu chairs the Nominating and Corporate Governance Committee. Mr. Wu served as a VenturePartner of The Hina Group, a boutique investment banking firm registered with FINRA USA from 2006 to present. During his time with The Hina Group, Mr. Wu was involved in numerous private placements and M&A deals, such as representing Asiainfo Holdings, Inc. (Nasdaq: Asia) in its merger with Linkage Technologies International Holdings Limited. From 2006 to 2011, Mr. Wu was involved in the closings of transactions which in the aggregate are valued at more than $1 billion in the telecom and the high-tech sectors. Mr. Wu is the founding partner of Yi Jiu Tian Xing (Beijing) Capital Investment Advisory Co. Ltd. which provides advisory investment services in China. Mr. Wu holds a Bachelor’s Degree in Electronic Engineering from Wuhan University and an IMBA from the Tsinghua University School of Economics and Management. He was also awarded the title of “Honorable MBA Alumni” by The Hong Kong University of Science and Technology.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, each of the five (5) nominees for whom a plurality of votes is cast will be elected. Our Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees named below. Abstentions and broker non−votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors is responsible for the selection of our independent registered public accounting firm. The Audit Committee has determined to appoint the public accounting firm of WWC., P.C., Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2015. Although our Audit Committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board of Directors is submitting the selection of WWC., P.C. to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of WWC., P.C. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by WWC., P.C. that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. A representative of WWC., P.C., is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by WWC, P.C. for audit and non-audit services rendered to us in 2014 and 2013. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	2014	2013
Audit Fees	$185,000	$141,000
Audit-Related Fees	20,415	12,386
Tax Fees	5,000	5,000
Total Fees	210,415	158,386

Audit Fees. We paid aggregate fees of approximately $185,000 and $141,000 for the fiscal years ended December 31, 2014 and 2013, respectively, to WWC, P.C for professional services rendered by such firm for the audit and review of the financial statements included in our annual report on Form 10-K and for the review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. We paid aggregate fees to WWC, P.C. of approximately $20,415 and $12,386 for the fiscal years ended December 31, 2014 and 2013, respectively, for travel expenses.

Tax Fees. We paid aggregate fees of approximately $5,000 for each of the fiscal years ended December 31, 2014 and 2013, respectively, to WWC, P.C. for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. We did not pay any fees to WWC, P.C. for any other professional services during the fiscal years ended December 31, 2014 and 2013.

Board of Directors Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present his decisions to the full Audit Committee at the first meeting following such decision. All audit and non-audit services performed by WWC, P.C. during fiscal years 2014 and 2013 were pre-approved pursuant to the procedures outlined above. Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

Vote Required

The ratification of the appointment of WWC, P.C. as our independent auditor requires the approval by the holders of a majority of the shares of our common stock issued and outstanding, present in person or voting by proxy.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR ratification of the selection of WWC, P.C. as the Company’s independent registered public accounting firm for the fiscal year 2015.

DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS AND CONTROL PERSONS

The following table sets forth the name and age of each member of our current members of our board of directors and/or executive officers, the positions and offices held by each of them with us, and the period during which they have served in their respective position. Directors serve until the election and qualification of their successors. There was no arrangement or understanding between any executive officer or director and any other person pursuant to which any person was elected as an executive officer or director. There are no family relationships among our officers, directors, or persons nominated for such positions.

Name	Age	Position	Period Served
Si Chen	52	Chairman, Chief Executive Officer, President and Director	2007- Present
Yundong Lu	40	Chief Operating Officer and Director	2008 – Present
Maoquan Wei	68	Independent Director, Chair of Compensation Committee	2008 – Present
Dekai Yin	62	Independent Director, Chair of Audit Committee	2009 – Present
Jianxiao Wu	37	Independent Director, Chair of Nominating and Corporate Governance Committee	2013 – Present
Xiang Zhou	39	Interim Chief Financial Officer	2014 – Present

The biographies of Messrs. Chen, Lu, Wei, Yin, and Wu can be found under Proposal 1 - Election of Directors.

Mr. Xiang (Johnny) Zhou. Mr. Xiang (Johnny) Zhou became our interim chief financial officer on October 28, 2014. Mr. Zhou served as Vice General Manager for Nuveen (Shanghai) Asset Management Ltd. from March 2014 to December 2014. Mr. Zhou served as Vice President of Corporate Finance for Halter Financial Group from March, 2011 to February, 2014 in Shanghai, China. Mr. Zhou was an Audit Manager in the International Business Department for BDO China in Shanghai from August 2002 to February 2011, during which time he was assigned to work at BDO Limited, Hong Kong from March, 2008 to March 2009. Mr. Zhou received his Bachelor of Arts degree, major in Economics, from International Business College of Shanghai University in 1998 and received his Master of Accounting degree from University of Macquarie in Australia in November 2001. Mr. Zhou is a Certified Practicing Accountant (“CPA”) of CPA Australia and is a Certified Public Accountant of Hong Kong Institute of Certified Public Accountants.

Our Board of Directors

During fiscal year 2014, our board of directors is comprised of a majority of independent directors as defined under NYSE MKT Company Guide. Messrs. Maoquan Wei, Dekai Yin and William Jianxiao Wu satisfy the independence requirements established by Section 803(A)(2) of the NYSE MKT Company Guide and also the requirements of Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The board of directors has determined that none of the designated independent directors have any relationship that, under NYSE MKT Company Guide, would preclude their service on any of the standing committees of the board of directors. In making its determination, the board considered transactions and relationships between each director or his immediate family and the Company and its subsidiaries.

We are a smaller reporting company and under the NYSE MKT Company Guide, we are only required to maintain a Board of Directors at least half of whom are independent directors, and an audit committee of at least two members, comprised solely of independent directors who also meet the requirements of Rule 10A-3 under the Exchange Act.

We have the following board committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each Board Committee consists entirely of independent and non-employee directors. The Board of Directors has adopted a written charter for each of the committees which is available on the Company’s website www.americanlorain.com. Printed copies of each of our committee charters may be obtained, without charge, by contacting American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600.

Board’s Leadership Role in Risk Oversight

Our chairman of the Board of Directors and Chief Executive Officer is Mr. Si Chen. During fiscal year 2014, the majority of directors are independent and our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are comprised entirely of independent directors. Our Board of Directors is involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors retains responsibility for general oversight of risks. The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, including risks related to liquidity, credit, operations and regulatory compliance, among others, and the processes in place to monitor and control such exposures. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. Our Board of Directors and its committees have access at all times to the Company’s management to discuss any matters of interest, including those related to risk. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board of Directors and its committees and affords a free flow of communications regarding risk identification and mitigation.

Meetings of the Board of Directors

During the fiscal year 2014, our board held four meetings. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders. All directors attended our 2014 Annual Meeting of Stockholders.

Executive Sessions

The Board also encourages our independent directors to meet in executive sessions without our management. The independent directors met twice in executive session during fiscal year 2014.

Audit Committee

Our board of directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act which, during fiscal year 2014, consists of the following independent directors: Messrs. Dekai Yin, William Jianxiao Wu, and Maoquan Wei. Mr. Yin is the chairman of the Audit Committee and is our audit committee financial expert.

Each member of the Audit Committee meets the independence criteria prescribed by Rule 10A-3 under the Exchange Act, and each constitutes an “independent director” as defined in Section 803(A)(2) of the NYSE MKT Company Guide.

The Audit Committee assists our board in monitoring:

  our accounting, auditing, and financial reporting processes;
  the integrity of our financial statements;
  internal controls and procedures designed to promote our compliance with accounting standards and applicable laws and regulations; and
  the appointment and evaluation of the qualifications and independence of our independent auditors.

During the fiscal year 2014, our Audit Committee held five meetings.

Compensation Committee

The functions of the Compensation Committee are as follows:

  to assist our board in discharging its responsibilities with respect to compensation of our executive officers and directors;
  to evaluate the performance of our executive officers;
  to assist our board in developing succession plans for executive officers; and
  to administer our stock and incentive compensation plans and recommend changes in such plans to our board as needed.

The current members of the Compensation Committee are Messrs. Yin, Wu and Wei. Mr. Wei is the chairman of the Compensation Committee. All current members of the Compensation Committee are independent directors, and all past members were independent directors at all times during their service on such Committee. None of the past or present members of our Compensation Committee are present or past employees or officers of the Company or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board of Directors or Compensation Committee.

The Compensation Committee may not delegate its responsibilities to another committee, individual director or member of management.

The Compensation Committee meets on an annual basis and holds special meetings as needed. The Compensation Committee meetings may be called by the Committee chairman, the Chairman of the Board of Directors or a majority of Committee members. The Chief Executive Officer and Chief Financial Officer also provide recommendations to the Compensation Committee relating to compensation of other executive officers. The Compensation Committee held two meetings in fiscal year 2014.

Nominating and Corporate Governance

The Nominating and Corporate Governance assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board of Directors and its committees. The Nominating and Corporate Governance is responsible for, among other things:

  to make recommendations to the Board of Directors with respect to the size and composition of the Board of Directors;
  to make recommendations to the Board of Directors on the minimum qualifications and standards for director nominees and the selection criteria for the Board members;
  to review the qualifications of potential candidates for the Board of Directors;

  to make recommendations to the Board of Directors on nominees to be elected at the Annual Meeting of Stockholders; and
  to seek and identify a qualified director nominee, in the event that a director vacancy occurs, to be recommended to the Board of Directors for either appointment by the Board of Directors to serve the remainder of the term of a director position that is vacant or election at the Annual Meeting of the Stockholders.

The current members of the Compensation Committee are Messrs. Yin, Wu and Wei. Mr. Wu is the chairman of the Compensation Committee.

During the fiscal year 2014, our Nominating and Corporate Governance Committee held two meetings.

Shareholder Nominations for Director

Shareholders may propose candidates for board membership by writing to American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600. Any such proposal must contain the name, holdings of our securities and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with our company and/or the stockholder submitting the nomination; any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and stock exchange requirements. Nominees proposed by stockholders will receive the same consideration as other nominees.

Communications with the Board of Directors

The Company has a process for stockholders and other interested parties who wish to communicate with the Board of Directors. Stockholders and other interested parties who wish to communicate with the Board of Directors may contact our Board of Directors, or specific members of our Board of Directors, by writing to: American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, which we also refer to throughout this report as the SEC. Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers, directors and such beneficial owners, we believe that all filing requirements of Section 16(a) of the Exchange Act were timely complied with during the fiscal year ended December 31, 2014, except for the following: (i) Mr. Bander Wu did not file on time the Form 3 after being appointed as the interim Chief Financial Officer on May 20, 2014; (ii) Mr. Dick Wang did not file on time the Form 3 after being appointed as the Chief Financial Officer on August 4, 2014; and (iii) Mr. Johnny Zhou did not file on time the Form 3 after being appointed as the interim Chief Financial Officer on October 28, 2014 and didn't file a Form 4 after 28,847 option shares become exercisable on April 28,015. Mr. Wang resigned as CFO of the Company on October 28, 2014. As of the date of this proxy statement, Mr. Zhou has filed his Form 3 and Form 4.

Code of Ethics

Our Board of Directors adopted a Code of Ethics that applies to all of our directors, executive officers, including our principal executive officer, principal financial officer and principal accounting officer, and employees. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. The Code of Ethics is available on the Corporate Governance page of our website under the Investor link at www.americanlorain.com, and a copy of the Code of Ethics is available to any shareholder requesting a copy by writing to: American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, China 276600. We intend to disclose on our website, in accordance with all applicable laws and regulations, amendments to, or waivers from, our Code of Ethics.

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee consists solely of independent directors, as defined by NYSE MKT Company Guide. The Audit Committee operates under a written charter to assure continued compliance with SEC and NYSE MKT Company Guide enacted in response to requirements of the Sarbanes-Oxley Act.

The Audit Committee assists the Board of Directors in monitoring the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, and our compliance with legal and regulatory requirements. Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2014 with management and with WWC., P.C., our independent registered public accounting firm. The Audit Committee has discussed with WWC., P.C the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) as adopted by The Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of American Lorain’s annual financial statements.

The Audit Committee has also received the written disclosures and the letter from WWC, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence and has discussed with WWC, P.C. the issue of their independence from our company and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2014 is compatible with maintaining the auditors’ independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014. The Audit Committee has also recommended, subject to stockholder ratification, the selection of our independent registered public accounting firm for the year ending December 31, 2015.

Respectfully submitted by the Audit Committee,

Dekai Yin, Chairman
William Jianxiao Wu
Maoquan Wei

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table

The following table sets forth information concerning all forms of compensation earned by our named executive officers during the fiscal years ended December 31, 2013 and 2014 for services provided to us and our subsidiaries. None of our current executive officers earned compensation that exceeded $100,000 during the fiscal years ended December 31, 2013 or 2014.

Name and Principal				Stock	Option	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Si Chen,	2014	$66,000	$-0-	$-0-	$-0-	$-0-	$66,000
Chairman of Board of Directors, and Chief Executive Officer	2013	$66,000	$-0-	$-0-	$-0-	$-0-	$66,000

Yundong Lu, Chief	2014	$16,154	$-0-	$-0-	$-0-	$-0-	$16,154
Operating Officer and Director	2013	$16,154	$-0-	$-0-	$-0-	$-0-	$16,154

Xiang Zhou, Interim Chief Financial Officer	2014	$6,500	$-0-	$-0-	$-0-	$-0-	$6,500

Pursuant to Mr. Chen’s employment agreement, we paid Mr. Chen a base salary of $66,000 in cash during fiscal years ended December 31, 2014 and 2013. Mr. Chen’s employment agreement does not provide any change in control or severance benefits and we do not have any separate change-in-control agreements with Mr. Chen or any of our other executive officers.

Pursuant to Mr. Zhou’s employment agreement, dated October 28, 2014, we are obligated to pay Mr. Zhou a base salary of RMB 20,000 per month ($3,333 at then current exchange rate). In addition, Mr. Zhou is entitled to an option to purchase 57,695 shares of the Company’s Common Stock, par value $0.001, at an exercise price equal to the closing price per share of the Company's Common Stock on the grant date of October 28, 2014, as approved by the Board of the Directors of the Company (the "Grant Date"). The option shall vest and become exercisable as follows: (a) the option shall vest and become exercisable as to 50% of the total number of shares of stock subject to the option on the six-month anniversary of the Grant Date; (b) the option shall vest and become exercisable as to remaining 50% of the total number of shares of stock subject to the option on the one-year anniversary of the Grant Date; The vested stock options shall expire on the fifth anniversary of the Grant Date. The option may only be exercised to the extent that the option has become fully vested and exercisable. The vesting schedule requires continued employment through each applicable vesting date as a condition to the vesting of the applicable installment of the option and the rights and benefits under this Agreement; provided employment for a portion of the vesting period will entitle Mr. Zhou to the vesting of shares proportionate to the period of time from the beginning of the vesting period through his termination date, subject to the termination conditions in the Agreement. The term of the employment agreement is for one year and it can be terminated at will by the parties with written notice in advance.

Outstanding Equity Awards at Fiscal Year End

The following table provides information with respect to option awards outstanding for each of the named executive officer at December 31, 2014. As of December 31, 2014, there were no outstanding stock awards and columns (g) through (j) have been omitted.

Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying
	Options (#)	Unexercised Options	Option Exercise	Option Expiration
		(#)	Price	Date
Name	Exercisable	Unexercisable	($)
(a)	(b)	(c)	(e)	(f)
Yundong Lu	33,580		$1.58	7/27/14
Xiang (Johnny) Zhou*		57,695	$1.15	10/27/19

* Mr. Zhou was appointed interim CFO on October 28, 2014

2014 Incentive Stock Plan

Pursuant to our 2014 Incentive Stock Plan, if an employee is terminated for any reason other than retirement, disability or death, then the employee shall have the right to exercise the portions of any option which was exercisable as of the date of such termination, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder)).. However, in the event of “termination for Cause,” the employee will immediately forfeit all rights to any and all Awards outstanding.

If an optionee dies while employed by, engaged as a consultant to, or serving as a director of the company, the portion of such optionee’s option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such option at any time within (i) a period, as determined by the Board of Directors, of not less than six months nor more than one year after the optionee’s death or (ii) during the remaining term of the option, whichever is the lesser. The option may be so exercised only with respect to installments exercisable at the time of optionee’s death and not previously exercised by the optionee.

Benefit Plans

We do not have any profit sharing plan or similar plans for the benefit of our officers, directors or employees.

Director Compensation

We pay each of our non-employee directors RMB 100,000 (appoximately US $16,278) per year. We may reimburse our non-employee directors for reasonable travel expenses related to attendance at Board or Board Committee meetings. In 2014, we did not make any such reimbursements.

Our policy is not to pay compensation to directors who are also employees of the Company or its subsidiaries. As a result, Mr. Si Chen and Mr. Yundong Lu did not receive any compensation in 2014 for their service as directors.

The following table reflects the compensation earned by our non-executive directors during the fiscal year ended December 31, 2014:

					Nonqualified
				Non-Equity	Deferred
	Fees Earned or	Stock	Option	Incentive Plan	Compensation	All Other
	Paid in Cash	Awards	Awards	Compensation	Earnings	Compensation
Name	($)	($)	($)	($)	($)	($)	Total
(a)	(b)(1)	(c)(2)	(d)(2)	(e)	(f)	(g)	($)

Maoquan Wei	16,278	-0-	-0-	-0-	-0-	-0-	16,278
Dekai Yin	16,278	-0-	-0-	-0-	-0-	-0-	16,278
William Jianxiao Wu	16,278	-0-	-0-	-0-	-0-	-0-	16,278

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our common stock as of April 29, 2015 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our named executive officers and directors and (iii) by all of our officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Except as otherwise indicated, the persons listed below have advised us that they have direct sole voting and investment power with respect to the shares listed as owned by them.

Unless otherwise specified, the address of each of the persons set forth below is c/o American Lorain Corporation, Beihuan Zhong Road, Junan County, Shandong, China 276600.

In the table below, percentage ownership is based on 37,271,990 shares of our common stock outstanding as of May 19, 2015.

	Amount and nature of	Percent of class
Name and title of beneficial owner	beneficial ownership
Mr. Si Chen, Chairman, CEO and President (1)	14,750,785	39.58%
Tongley Investments Ltd. (2)	4,183,234	11.22%
Jade Lane Group Limited (3)	2,355,276	6.32%
Mr. Yundong Lu, COO and Director	727	*
Mr. Dekai Yin, Director	-	*
Mr. Maoquan Wei, Director	174	*
Mr. William Jianxiao Wu, Director	-	*
Johnny Zhou(4)	28,847	*
All officers and directors as a group (6 persons)	14,780,533	39.63%
* Less than 1%

(1)

Includes 10,794,066 shares of our common stock that has been pledged under the Share Pledge Agreement, dated October 19, 2010, for the benefit of DEG-Deutsche Investitions- und Entwicklungsgesellshaft mbH (“DEG”) in order to secure the obligations of the Company and its subsidiary Junan Hongrun Foodstuff Co., Ltd. under a Loan Agreement, dated May 31, 2010, among the Company, DEG and Mr. Si Chen (the “Loan Agreement”).

(2)

Based on information supplied by Tongley Investment Ltd. in a Schedule 13G/A filed with the SEC on February 18, 2014. The address of Tongley Investment Ltd. is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

(3)

On March 13, 2014 in exchange for US$3.5 million, the Company issued a Convertible Promissory Note (“Note”) in the principal amount of US$ 3.5 million (the “Principal Amount”) to Jade Lane Group Limited, a company incorporated under the laws of British Virgin Islands (the “Holder”). The Maturity Date for the Note was March 13, 2015. For details, please see the Form 8-K filed by the Company on March 20, 2014. Based on information supplied by Jade Lane Group Limited in a Schedule 13D filed with the SEC on July 17, 2014 and Notification and Confirmation Letter between the Company and Jade Lane Group Limited (Jade Lane) dated March 12, 2015, Jade Lane will redeem $791,433 principle and covert the remaining principle $2,708,567 to 2,355,276 shares of common stock of the Company at $1.15 per share. The 2,355,276 shares were issued on April 20, 2015. Jade Lane is the sole general partner of Jade Lane I, L.P. (“JLI”). Ms. Chen Wenxuan is the sole director of Jade Lane and has voting and dispositive power over the shares held by JLI; however, Jade Lane and Ms. Chen Wenxuan each disclaim beneficial ownership of shares held by JLI, except to the extent of their pecuniary interests therein.Jade Lane is a corporation organized under the laws of the British Virgin Islands with a principal business involving investments. The principal office for Jade Lane is located at Unit 1109-1116, HSBC Building, Shanghai IFC, 8 Century Avenue, Pudong District, Shanghai 200120, China. JLI is a corporation organized under the laws of the British Virgin Islands with a principal business involving investments. The principal office for JLI is located at Unit 1109- 1116, HSBC Building, Shanghai IFC, 8 Century Avenue, Pudong District, Shanghai 200120, China. Ms. Chen’s business address is Unit 1109-1116, HSBC Building, Shanghai IFC, 8 Century Avenue, Pudong District, Shanghai 200120, China. Ms. Chen’s present principal occupation is Managing partner of HFG CHINA, but she is also a director of Jade Lane.

(4)

Mr. Zhou was appointed interim CFO on October 28, 2014. Pursuant to his employment agreement, dated October 28, 2014, Mr. Zhou is entitled to an option to purchase 57,695 shares of the Company’s Common Stock, par value $0.001, at an exercise price equal to the closing price per share of the Company's Common Stock on October 28, 2014, the grant date approved by the Board of the Directors of the Company (the "Grant Date"). The option shall vest and become exercisable as follows: (a) the option shall vest and become exercisable as to 50% of the total number of shares of stock subject to the option on the six-month anniversary of the Grant Date; (b) the option shall vest and become exercisable as to remaining 50% of the total number of shares of stock subject to the option on the one-year anniversary of the Grant Date. On April 28, 2015, 28,847 option shares are exercisable.

Equity Compensation Plan Information

Information for our equity compensation plans in effect as of the end of fiscal year 2014 is as follows:

(c)
Number of
securities
remaining
	(a)		available for
	Number of	(b)	future under
	securities to be	Weighted	equity
	issued upon	average exercise	compensation
	exercise of	price of	plans (excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in
	and rights	issues and rights	column (a)
Plan category
Equity compensation plans approved by security holders	N/A	N/A	0
Equity compensation plans not approved by security holders	N/A	N/A	0

Total	N/A	N/A	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

Pursuant to a Share Pledge Agreement, dated October 19, 2010 (the “Share Pledge Agreement”), the Mr. Si Chen, our chief executive officer and chairman, has pledged 5,313,574 shares of Common Stock (the “Pledged Shares”) for the benefit of DEG-Deutsche Investitions- und Entwicklungsgesellshaft mbH (“DEG”) in order to secure the obligations of the Company and its subsidiary Junan Hongrun Foodstuff Co., Ltd. (“Junan Hongrun”) under a Loan Agreement, dated May 31, 2010, among the Company, DEG and Mr. Si Chen (the “Loan Agreement”). In the event that the value of the pledged assets is less than 150% of the amounts made available to the Junan Hongrun under the Loan Agreement, DEG has the right to require additional security in the form of fixed assets or shares under the Loan Agreement and Share Pledge Agreement. Pursuant to a letter agreement, dated November 15, 2012, Mr. Si Chen has pledged an additional 5,480,492 shares of Common Stock to DEG under the Pledge Agreement in order to secure the obligations of the Borrower under the Loan Agreement. The total number of shares pledged under the Pledge Agreement is now 10,794,066 shares of Common Stock. For so long as no event of default under the Loan Agreement has occurred, Mr. Si Chen continues to retain all voting rights with respect to the Pledged Shares.

On March 13, 2014, Mr. Si Chen, our chief executive officer and chairman, provided a personal guaranty of the March 13, 2014 Convertible Promissory Note issued by the Company to an investor in the principal amount of $3.5 million.

Policy for Approval of Related Party Transactions

Our Audit Committee Charter provides that all related party transactions required to be disclosed under SEC rules are to be reviewed by the Audit Committee.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2016 annual meeting of stockholders, they must deliver a written copy of their proposal no later than January 7, 2016. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be submitted for the Annual Meeting

A stockholder may wish to have a proposal presented at the 2016 Annual Meeting, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company at its principal executive offices on or before April 10, 2016 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c). If the date of our 2016 annual meeting has been changed by more than 30 days from the date of our 2016 Annual Meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2016 annual meeting.

Mailing Instructions

Proposals should be delivered to American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, China 276600. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to c/o American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, China 276600, or by telephone at (+86) 539-731-7959 specifying whether the communication is directed to the entire Board or to a particular director. Submitting stockholders should indicate they are a stockholder of our company. Company personnel will screen stockholder communications and depending on the subject matter, will: forward the inquiry to the chairman of our Board of Directors, who may forward the inquiry to a particular director if the inquiry is directed towards a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry if it relates to an improper or inappropriate topic or is otherwise irrelevant.

ADDITIONAL INFORMATION

Other Matters

The Board of Directors does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

A COPY OF THE COMPANY’S FORM 10-K FOR FISCAL YEAR 2014 IS INCLUDED AS PART OF THE COMPANY’S ANNUAL REPORT ALONG WITH THIS PROXY STATEMENT; BOTH ARE AVAILABLE AT https://www.proxyvote.com.

Available Information

The Company maintains an internet web site at http://www.americanlorain.com. The Company files reports with the Securities and Exchange Commission and makes available free of charge on or through this web site its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s web site (http://www.sec.gov). The information on the Company’s web site or any report the Company files with, or furnishes to, the SEC is not part of this proxy statement.

If you have any questions about the actions described above, you may contact the Company at Beihuan Zhong Road, Junan County, Shandong, China 276600; Telephone (+86) 539-731-7959.

By Order of the Board of Directors

	By :	/ s/ Si Chen
April 30, 2015	Chief Executive Officer

AMERICAN LORAIN CORPORATION
Beihuan Zhong Road
Junan County
Shandong, China 276600
86-539-731-8818

Investor Address Line 1
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Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Si Chen 02 Yundong Lu 03 Maoquan Wei 04 Dekai Yin 05 William Jianxiao Wu

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Ratification of the appointment of WWC., P.C. as the independent auditor of the Company for the fiscal year ending December 31, 2015.	☐	☐	☐

0000249077_1 R1.0.0.51160

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

AMERICAN LORAIN CORPORATION
Annual Meeting of Stockholders
June 30, 2015 10:00 AM, China Standard Time
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Si Chen and Johnny Zhou, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of AMERICAN LORAIN CORPORATION Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such business as may properly come before the Annual Meeting of stockholders of American Lorain Corporation to be held at 10:00 AM, China Standard Time on Tuesday, June 30, 2015, or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Continued and to be signed on reverse side

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